                                  PRELIMINARY
                             BACKGROUND INFORMATION

                      American Business Financial Services
                        ABFS Mortgage Loan Trust 1997-2

                            APPROXIMATE CLASS SIZES

                [$36,400,000]  Class A-1 FLOATING RATE CERTIFICATES


                [$10,000,000]  Class A-2 FIXED RATE CERTIFICATES


                [$20,200,000]  Class A-3 FIXED RATE CERTIFICATES


                [$10,400,000]  Class A-4 FIXED RATE CERTIFICATES


                [$11,000,000]  Class A-5 FIXED RATE CERTIFICATES


                [$10,000,000]  Class A-6 FIXED RATE CERTIFICATES
                                Non-Accelerated Senior




The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the American Business Financial Services Mortgage Loan Trust 1997-2 transaction, and not by, or as agent for American Business Financial Services, Inc. ("ABFS" or the "Company") or any of its affiliates. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Company. PSI makes no representations as to the accuracy of such information provided to it by the Company. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

     American Business Financial Services - ABFS Mortgage Loan Trust 1997-2

                                               PRICING INFORMATION
                                       ----------------------------------

Class:                  A-1*            A-2             A-3             A-4             A-5             A-6
                                                                                                        NAS Bond
Approximate
Face Amount:            [36,400,000]    [10,000,000]    [20,200,000]    [10,400,000]    [11,000,000]    [10,000,000]

Coupon:                 [L + 10 bps]    [6.375]%        [6.465]%        [6.730]%        [7.125]%        [6.700]%

Price:                  [100-0]         [100-0]         [100-0]         [100-0]         [100-0]         [100-0]

Yield:                  [5.903]%        [6.328]%        [6.460]%        [6.762]%        [7.190]%        [6.743]%

Spread:                 [ 10  ]         [ 54  ]         [ 60  ]         [ 77  ]         [ 105 ]         [ 68  ]

Exp Avg Life
to Maturity:            [0.960]yrs      [2.056]yrs      [3.104]yrs      [5.014]yrs      [9.806]yrs      [6.500]yrs

Exp Avg Life
to Call:                [0.960]yrs      [2.056]yrs      [3.104]yrs      [5.014]yrs      [7.996]yrs      [6.378]yrs

Exp 1st
Prin Pmt:               [10/15/97       07/15/99        02/15/00         11/15/01        11/15/03        10/15/00]

Exp Mat
to call:                [07/15/99       02/15/00        11/15/01         11/15/03        03/15/06        03/15/06]

Exp Mat:                [07/15/99       02/15/00        11/15/01         11/15/03        08/15/12        07/15/12]

Stated Mat:             [03/15/12       07/15/12        09/15/14         10/15/16        01/15/29        01/15/29]

Exp Rating
(S&P/Moody's):          AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa         AAA/Aaa

Pricing Spd:            23% HEP         23% HEP         23% HEP         23% HEP         23% HEP         23% HEP

Pricing Date:           [9/17/97]       [9/17/97]       [9/17/97]       [9/17/97]       [9/17/97]       [9/17/97]

Investor
Settle Date:            [9/29/97]       [9/29/97]       [9/29/97]       [9/29/97]       [9/29/97]       [9/29/97]

Cut-off Date:           8/29/97         8/29/97         8/29/97         8/29/97         8/29/97         8/29/97

Pmt Delay:              0 days          14 days         14 days         14 days         14 days         14 days

Dated Date:             [9/29/97]       9/1/97          9/1/97          9/1/97          9/1/97          9/1/97

Int Pmt:                actual/360      30/360          30/360          30/360          30/360          30/360

Pmt Terms:              Monthly         Monthly         Monthly         Monthly         Monthly         Monthly

1st Int.
Pmt Date:               10/15/97        10/15/97        10/15/97        10/15/97        10/15/97        10/15/97

Collateral
Type:                   Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate      Fixed Rate

SMMEA
Eligibility:            non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1997-2



*Class A-1 Net Funds Cap:       The Pass-Through Rate on the Class A-1 Certificates will equal the lesser of:
                                1)  Class A-1 Pass-Through Rate (One Month LIBOR + [ 10 ]bps)
                                2)  Available Funds Cap

Available Funds Cap:            A rate equal to the weighted average net coupon rate (i.e., the weighted average coupon less [0.xx]% for servicing fee, trustee fee and certificate insurer premium)
                                for the Mortgage Loans for such Distribution Date.

Cashflow Priority:              1) Repayment of unreimbursed Servicer advances;
                                2) Servicing fee;
                                3) Trustee fee; 4) Surety fee;
                                5) Repayment of unreimbursed Surety payments;
                                6) Accrued monthly interest for Class A Certificateholders (pro-rata);
                                7) Monthly principal to the Class A Certificateholders (as described below);
                                8) Excess cashflow to build over-collateralization ("O/C"); and
                                9) Any remaining excess cashflow to the holders of the Class R Certificates.

Class A Certificate
Principal Paydown:              1)  To the Class A-6 Certificateholders -- the Class A-6 Lockout Remittance Amount
                                2)  To the Class A-1 through A-5 Certificates, in sequential order

Class A-6 Lockout
Remittance Amount:              The applicable Class A-6 Lockout Percentage multiplied by the Class A-6 Lockout
                                Pro Rata Remittance Amount for such Payment Date.

                                THE CLASS A-6 Lockout Pertcentage
                                ----------------------------------
                                October 1997 to September 2000 more than 0%
                                October 2000 to September 2002 more than 45%
                                October 2002 to September 2003 more than 80%
                                October 2003 to September 2004 more than 100%
                                October 2004 and thereafter    more than 300%

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1997-2

                                   SUMMARY OF TERMS
                              --------------------------

Title of Securities:    ABFS Mortgage Loan Trust 1997-2
                        Mortgage Pass-Through Certificates, Series 1997-2
                        Class A-1 ("Floating Rate Certificates")
                        Class A-2, A-3, A-4, A-5, A-6 ("Fixed-Rate
                        Certificates", together with the Floating Rate
                        Certificates, the "Class A Certificates").

Depositor:              Prudential Securities Secured Financing Corporation

Servicer:               American Business Credit, Inc.
                        Upland Mortgage will act as subservicer.

Originators:            American Business Credit, Inc. and Home American Credit,
                        Inc., d/b/a Upland Mortgage originated or purchased the Mortgage Loans.

Trustee: The Chase Manhattan Bank, a New York banking corporation.

Aggregate
Certificate Balance:    [$ 98,000,000]

Securities Offered:     100% FSA-guaranteed, pass-through certificates.

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           [9/17/97]

Investor
Settlement Date:        [9/29/97]

Form of Certificates:   Book-Entry form, same-day funds through DTC, Euroclear
                        and CEDEL

Pass-Through Rate:      [ L + 10 ]% on Class A-1 Certificates*
                        [ 6.375 ]% on Class A-2 Certificates
                        [ 6.465 ]% on Class A-3 Certificates
                        [ 6.730 ]% on Class A-4 Certificates
                        [ 7.125 ]% on Class A-5 Certificates
                        [ 6.700 ]% on Class A-6 Certificates

                        *Subject to the Class A-1 Net Funds Cap

Prepayment
Assumption:             23% HEP (2.3% CPR in month 1 with monthly incremental
                        increases of 2.3% CPR until the speed reaches 23% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

Payment Date:           The 15th day of each month (or, if any such date is not
                        a business day, the first business day thereafter) commencing in October 1997. The payment delay will be zero days for the Floating Rate Certificates and [14] days for the Fixed Rate Certificates.

Interest Accrual
Period: With respect to any Distribution Date, interest on the Floating Rate Certificates will accrue during the period from the Distribution Date in the immediately preceding month (or, in the case of the first Distribution Date, from the Closing Date) to the day immediately preceding the related Distribution Date. Interest on the Floating Rate Certificates will be calculated on the basis of a 360-day year for the actual number of days elapsed in each Accrual Period.

                        With respect to any Distribution Date, interest on the Fixed Rate Certificates will accrue during the prior calendar month and will be calculated based on a 360-day year consisting of twelve 30-day months.

Optional
Cleanup Call:           The Servicer may call the Class A Certificates on any
                        Remittance Date when the then-outstanding collateral balance is less than or equal to 10% of the original collateral balance.


THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     American Business Financial Services - ABFS Mortgage Loan Trust 1997-2


Credit Enhancement:     1)  100% wrap from FSA.
                        2)  Overcollateralization.
                        3)  Excess monthly cashflow.

Certificate Insurer:    Financial Security Assurance Inc. ("FSA").
                        FSA's claims-paying ability is rated "AAA" by Standard &
                        Poor's and "Aaa" by Moody's Investors Service.

Certificate Insurance
Policy:                 The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Overcollateralization:  The credit enhancement provisions of the Trust are intended to provide for the limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction.  Accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates, resulting in the build up of overcollateralization ("O/C").  By paying down the principal balance of the Certificates faster than the principal amortization of the respective collateral pool, an overcollateralization amount equal to the excess of the aggregate principal balance of the Collateral Pool over the principal balance of the related Certificates is created.  Excess cashflow will be directed to build the O/C amount until the pool reaches its required O/C target.  Upon this event, the acceleration feature will cease, unless it is once again necessary to maintain the required O/C level.

Overcollateralization
Levels (Approx.):       Initial O/C based on original collateral balance:  [2%]
                        O/C Target based on original collateral balance:   [7%]
                        These O/C percentages are subject to step-downs
                        beginning in month [30] if certain tests are met.

Pre-funding Account:    On the Settlement Date, an aggregate cash amount ("the Pre-funded Amount"), which will equal approximately [$40,000,000] will be deposited in a Pre-funding Account.
                        During the period ("the Funding Period") from the Settlement Date until the earlier of: (i) the date on which the amount in the Pre-funding Account is less than
                        $100,000, (ii) the date on which any Servicer default occurs, or (iii) 90 days from the Settlement Date, the Pre-funding Amount will remain in the Pre-funding Account.
                        The Pre-funding Account will be reduced during the Funding Period by amounts used to purchase subsequent mortgages in accordance with the Pooling and Servicing
                        Agreement.  Any Pre-funded Amount remaining at the end of the Funding Period (net of reinvestment income payable to the Class R Certificateholders) will be distributed to the Class A Certificateholders on the December 15, 1997 Distribution Date as a
                        partial prepayment of principal of such Certificates.

Servicing Fee:          [50] basis points per annum.

ERISA Considerations:   [It is believed that the Class A Certificates may not be ERISA eligible during the
                        Funding Period. It is believed that the Class A Certificates may be ERISA eligible after the Funding Period. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.]

Taxation:               REMIC.

Legal Investment:       None of the Class A Certificates will be SMMEA-eligible.

Certificates Ratings:   "AAA" by S&P and  "Aaa" by Moody's.

Prospectus:             The Certificates are being offered pursuant to a Prospectus which includes a
                        Prospectus Supplement (together, the "Prospectus").  Complete information with respect to the Certificates and the Collateral is contained in the Prospectus.
                        The foregoing is qualified in its entirety by the information appearing in the
                        Prospectus.  To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.  Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


Further Information:    Trading: Greg Richter or Rob Karr at (212) 778-2741,
                        Banking: Evan Mitnick (212) 778-7469 or Shelby Carvalho at (212) 778-4127.
                        FSG:     Januar Laude at (212) 778-7176 or Joe Astorina at (212) 778-2667.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND PHONE NUMBER TO SHELBY CARVALHO AT:

                        IMPACT ID:  CARVALHO
                        CCMAIL:     SHELBY_CARVALHO@CCMAIL.PRUSEC.COM



THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


CURRENT BALANCE:  $36,400,000.00                                                                        DATED DATE:  9/29/97
 CURRENT COUPON:  5.756%                                        abfs72                          FIRST PAYMENT DATE:  10/15/97
         FACTOR:  1.0000000000                                                                       TOTAL CLASSES:  6
ORIGINAL BALANCE  $36,400,000.00                BOND A1 DISCOUNT MARGIN ACT/360 TABLE             YIELD TABLE DATE:  9/29/97

                                                     ASSUMED CONSTANT LIBOR-1M: 5.6563

              PRICING SPEED
                  23.00%          18.00%         20.00%           24.00%          26.00%          28.00%
   PRICE           HEP             HEP             HEP             HEP             HEP             HEP

   99-24          36.692          33.010          34.545          37.369          38.677          39.924
   99-24+         35.021          31.569          33.009          35.656          36.882          38.051
   99-25          33.350          30.129          31.473          33.943          35.087          36.178
   99-25+         31.680          28.690          29.937          32.231          33.293          34.305
   99-26          30.010          27.250          28.401          30.518          31.499          32.434
   99-26+         28.341          25.811          26.866          28.807          29.705          30.562
   99-27          26.672          24.372          25.331          27.095          27.912          28.691
   99-27+         25.003          22.933          23.797          25.384          26.119          26.820

   99-28          23.335          21.495          22.262          23.673          24.326          24.950
   99-28+         21.667          20.057          20.728          21.963          22.534          23.080
   99-29          19.999          18.620          19.195          20.253          20.743          21.210
   99-29+         18.332          17.182          17.662          18.543          18.951          19.341
   99-30          16.665          15.745          16.129          16.834          17.160          17.472
   99-30+         14.998          14.308          14.596          15.125          15.370          15.603
   99-31          13.332          12.872          13.064          13.416          13.579          13.735
   99-31+         11.666          11.436          11.532          11.708          11.790          11.867

  100-00          10.000          10.000          10.000          10.000          10.000          10.000
  100-00+          8.335           8.564           8.469           8.292           8.211           8.133
  100-01           6.670           7.129           6.938           6.585           6.422           6.266
  100-01+          5.005           5.694           5.407           4.878           4.634           4.400
  100-02           3.341           4.260           3.876           3.172           2.846           2.534
  100-02+          1.677           2.825           2.346           1.466           1.058           0.669
  100-03           0.013           1.391           0.817          -0.240          -0.729          -1.196

First Payment      0.044           0.044           0.044           0.044           0.044           0.044
Average Life       0.960           1.121           1.048           0.935           0.891           0.853
Last Payment       1.794           2.211           1.961           1.711           1.628           1.544
Mod. Dur. @ 100-0  0.904           1.048           0.983           0.881           0.841           0.806





THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



CURRENT BALANCE:  $10,000,000.00                                                                        DATED DATE:  9/01/97
 CURRENT COUPON:  6.375%                                        abfs72                          FIRST PAYMENT DATE:  10/15/97
         FACTOR:  1.0000000000                                                                       TOTAL CLASSES:  6
ORIGINAL BALANCE  $10,000,000.00                        BOND A2 BE-YIELD TABLE                    YIELD TABLE DATE:  9/29/97

                                                           PREPAYMENT SPEED

              PRICING SPEED
                  23.00%          18.00%         20.00%           24.00%          26.00%          28.00%
   PRICE           HEP             HEP             HEP             HEP             HEP             HEP

   99-24           6.461           6.461           6.461           6.461           6.461           6.461
   99-24+          6.453           6.454           6.454           6.453           6.452           6.452
   99-25           6.444           6.447           6.446           6.444           6.443           6.442
   99-25+          6.436           6.440           6.439           6.435           6.434           6.432
   99-26           6.428           6.433           6.431           6.427           6.425           6.422
   99-26+          6.419           6.427           6.424           6.418           6.415           6.413
   99-27           6.411           6.420           6.416           6.409           6.406           6.403
   99-27+          6.403           6.413           6.409           6.401           6.397           6.393

   99-28           6.394           6.406           6.401           6.392           6.388           6.383
   99-28+          6.386           6.399           6.394           6.384           6.379           6.374
   99-29           6.378           6.392           6.386           6.375           6.369           6.364
   99-29+          6.369           6.385           6.379           6.366           6.360           6.354
   99-30           6.361           6.378           6.371           6.358           6.351           6.344
   99-30+          6.353           6.371           6.364           6.349           6.342           6.335
   99-31           6.344           6.364           6.357           6.340           6.333           6.325
   99-31+          6.336           6.358           6.349           6.332           6.324           6.315

  100-00           6.328           6.351           6.342           6.323           6.314           6.306
  100-00+          6.319           6.344           6.334           6.315           6.305           6.296
  100-01           6.311           6.337           6.327           6.306           6.296           6.286
  100-01+          6.303           6.330           6.319           6.297           6.287           6.276
  100-02           6.295           6.323           6.312           6.289           6.278           6.267
  100-02+          6.286           6.316           6.304           6.280           6.269           6.257
  100-03           6.278           6.309           6.297           6.272           6.259           6.247
  100-03+          6.270           6.302           6.289           6.263           6.250           6.238

  100-04           6.261           6.296           6.282           6.254           6.241           6.228
  100-04+          6.253           6.289           6.275           6.246           6.232           6.218
  100-05           6.245           6.282           6.267           6.237           6.223           6.209
  100-05+          6.236           6.275           6.260           6.229           6.214           6.199
  100-06           6.228           6.268           6.252           6.220           6.204           6.189
  100-06+          6.220           6.261           6.245           6.211           6.195           6.179
  100-07           6.211           6.254           6.237           6.203           6.186           6.170
  100-07+          6.203           6.247           6.230           6.194           6.177           6.160

First Payment      1.794           2.211           1.961           1.711           1.628           1.544
Average Life       2.056           2.521           2.314           1.983           1.855           1.743
Last Payment       2.378           2.878           2.628           2.294           2.128           1.961
Mod. Dur. @ 100-0  1.868           2.257           2.086           1.806           1.696           1.600




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


CURRENT BALANCE:  $20,200,000.00                                                                        DATED DATE:  9/01/97
 CURRENT COUPON:  6.465%                                        abfs72                          FIRST PAYMENT DATE:  10/15/97
         FACTOR:  1.0000000000                                                                       TOTAL CLASSES:  6
ORIGINAL BALANCE  $20,200,000.00                        BOND A3 BE-YIELD TABLE                    YIELD TABLE DATE:  9/29/97

                                                           PREPAYMENT SPEED

              PRICING SPEED
                  23.00%          18.00%         20.00%           24.00%          26.00%          28.00%
   PRICE           HEP             HEP             HEP             HEP             HEP             HEP

   99-24           6.552           6.552           6.552           6.552           6.552           6.552
   99-24+          6.546           6.548           6.547           6.546           6.546           6.545
   99-25           6.541           6.543           6.542           6.540           6.539           6.538
   99-25+          6.535           6.538           6.537           6.534           6.533           6.532
   99-26           6.529           6.534           6.532           6.528           6.527           6.525
   99-26+          6.523           6.529           6.527           6.522           6.520           6.518
   99-27           6.518           6.524           6.522           6.516           6.514           6.511
   99-27+          6.512           6.520           6.516           6.510           6.507           6.504

   99-28           6.506           6.515           6.511           6.504           6.501           6.498
   99-28+          6.500           6.510           6.506           6.499           6.495           6.491
   99-29           6.495           6.506           6.501           6.493           6.488           6.484
   99-29+          6.489           6.501           6.496           6.487           6.482           6.477
   99-30           6.483           6.496           6.491           6.481           6.476           6.471
   99-30+          6.478           6.492           6.486           6.475           6.469           6.464
   99-31           6.472           6.487           6.481           6.469           6.463           6.457
   99-31+          6.466           6.482           6.476           6.463           6.457           6.450

  100-00           6.460           6.478           6.471           6.457           6.450           6.443
  100-00+          6.455           6.473           6.466           6.451           6.444           6.437
  100-01           6.449           6.468           6.461           6.445           6.438           6.430
  100-01+          6.443           6.464           6.456           6.439           6.431           6.423
  100-02           6.438           6.459           6.450           6.433           6.425           6.416
  100-02+          6.432           6.455           6.445           6.427           6.418           6.410
  100-03           6.426           6.450           6.440           6.421           6.412           6.403
  100-03+          6.420           6.445           6.435           6.416           6.406           6.396

  100-04           6.415           6.441           6.430           6.410           6.399           6.389
  100-04+          6.409           6.436           6.425           6.404           6.393           6.383
  100-05           6.403           6.431           6.420           6.398           6.387           6.376
  100-05+          6.398           6.427           6.415           6.392           6.380           6.369
  100-06           6.392           6.422           6.410           6.386           6.374           6.362
  100-06+          6.386           6.417           6.405           6.380           6.368           6.356
  100-07           6.381           6.413           6.400           6.374           6.361           6.349
  100-07+          6.375           6.408           6.395           6.368           6.355           6.342

First Payment      2.378           2.878           2.628           2.294           2.128           1.961
Average Life       3.104           3.924           3.546           2.981           2.764           2.577
Last Payment       4.128           5.378           4.794           3.961           3.628           3.378
Mod. Dur. @ 100-0  2.719           3.347           3.062           2.623           2.448           2.297




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.




CURRENT BALANCE:  $10,400,000.00                                                                        DATED DATE:  9/01/97
 CURRENT COUPON:  6.730%                                        abfs72                          FIRST PAYMENT DATE:  10/15/97
         FACTOR:  1.0000000000                                                                       TOTAL CLASSES:  6
ORIGINAL BALANCE  $10,400,000.00                        BOND A4 BE-YIELD TABLE                    YIELD TABLE DATE:  9/29/97

                                                           PREPAYMENT SPEED

                                                        ***** TO MATURITY *****

              PRICING SPEED
                  23.00%          18.00%         20.00%           24.00%          26.00%          28.00%
   PRICE           HEP             HEP             HEP             HEP             HEP             HEP

   99-24           6.822           6.823           6.823           6.822           6.822           6.822
   99-24+          6.818           6.820           6.819           6.818           6.818           6.817
   99-25           6.815           6.817           6.816           6.814           6.813           6.812
   99-25+          6.811           6.814           6.813           6.810           6.809           6.808
   99-26           6.807           6.811           6.809           6.806           6.805           6.803
   99-26+          6.803           6.808           6.806           6.802           6.800           6.799
   99-27           6.799           6.805           6.803           6.798           6.796           6.794
   99-27+          6.796           6.802           6.799           6.794           6.792           6.790

   99-28           6.792           6.799           6.796           6.790           6.788           6.785
   99-28+          6.788           6.796           6.793           6.787           6.783           6.780
   99-29           6.784           6.793           6.789           6.783           6.779           6.776
   99-29+          6.780           6.790           6.786           6.779           6.775           6.771
   99-30           6.777           6.787           6.783           6.775           6.771           6.767
   99-30+          6.773           6.784           6.780           6.771           6.766           6.762
   99-31           6.769           6.781           6.776           6.767           6.762           6.758
   99-31+          6.765           6.779           6.773           6.763           6.758           6.753

  100-00           6.762           6.776           6.770           6.759           6.754           6.748
  100-00+          6.758           6.773           6.766           6.755           6.749           6.744
  100-01           6.754           6.770           6.763           6.751           6.745           6.739
  100-01+          6.750           6.767           6.760           6.747           6.741           6.735
  100-02           6.746           6.764           6.756           6.743           6.737           6.730
  100-02+          6.743           6.761           6.753           6.739           6.732           6.726
  100-03           6.739           6.758           6.750           6.735           6.728           6.721
  100-03+          6.735           6.755           6.747           6.731           6.724           6.717

  100-04           6.731           6.752           6.743           6.728           6.720           6.712
  100-04+          6.728           6.749           6.740           6.724           6.716           6.707
  100-05           6.724           6.746           6.737           6.720           6.711           6.703
  100-05+          6.720           6.743           6.733           6.716           6.707           6.698
  100-06           6.716           6.740           6.730           6.712           6.703           6.694
  100-06+          6.713           6.737           6.727           6.708           6.699           6.689
  100-07           6.709           6.734           6.724           6.704           6.694           6.685
  100-07+          6.705           6.731           6.720           6.700           6.690           6.680

First Payment      4.128           5.378           4.794           3.961           3.628           3.378
Average Life       5.014           6.829           5.917           4.780           4.370           4.025
Last Payment       6.128           9.128           7.878           5.878           5.294           4.794
Mod. Dur. @ 100-0  4.113           5.277           4.713           3.951           3.660           3.409




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



CURRENT BALANCE:  $11,000,000.00                                                                        DATED DATE:  9/01/97
 CURRENT COUPON:  7.125%                                        abfs72                          FIRST PAYMENT DATE:  10/15/97
         FACTOR:  1.0000000000                                                                       TOTAL CLASSES:  6
ORIGINAL BALANCE  $11,000,000.00                        BOND A5 BE-YIELD TABLE                    YIELD TABLE DATE:  9/29/97

                                                           PREPAYMENT SPEED

                                                        ***** TO MATURITY *****

              PRICING SPEED
                  23.00%          18.00%         20.00%           24.00%          26.00%          28.00%
   PRICE           HEP             HEP             HEP             HEP             HEP             HEP

   99-24           7.228           7.228           7.228           7.227           7.227           7.227
   99-24+          7.225           7.226           7.226           7.225           7.224           7.224
   99-25           7.223           7.224           7.224           7.223           7.222           7.221
   99-25+          7.221           7.222           7.222           7.220           7.219           7.218
   99-26           7.218           7.220           7.220           7.218           7.217           7.215
   99-26+          7.216           7.218           7.217           7.215           7.214           7.213
   99-27           7.214           7.216           7.215           7.213           7.211           7.210
   99-27+          7.211           7.214           7.213           7.211           7.209           7.207

   99-28           7.209           7.212           7.211           7.208           7.206           7.204
   99-28+          7.207           7.210           7.209           7.206           7.204           7.201
   99-29           7.204           7.208           7.207           7.203           7.201           7.199
   99-29+          7.202           7.206           7.205           7.201           7.198           7.196
   99-30           7.200           7.204           7.203           7.199           7.196           7.193
   99-30+          7.197           7.202           7.201           7.196           7.193           7.190
   99-31           7.195           7.200           7.199           7.194           7.191           7.187
   99-31+          7.193           7.198           7.197           7.191           7.188           7.185

  100-00           7.190           7.196           7.195           7.189           7.185           7.182
  100-00+          7.188           7.195           7.192           7.187           7.183           7.179
  100-01           7.186           7.193           7.190           7.184           7.180           7.176
  100-01+          7.184           7.191           7.188           7.182           7.178           7.173
  100-02           7.181           7.189           7.186           7.179           7.175           7.171
  100-02+          7.179           7.187           7.184           7.177           7.173           7.168
  100-03           7.177           7.185           7.182           7.175           7.170           7.165
  100-03+          7.174           7.183           7.180           7.172           7.167           7.162

  100-04           7.172           7.181           7.178           7.170           7.165           7.159
  100-04+          7.170           7.179           7.176           7.167           7.162           7.157
  100-05           7.167           7.177           7.174           7.165           7.160           7.154
  100-05+          7.165           7.175           7.172           7.163           7.157           7.151
  100-06           7.163           7.173           7.170           7.160           7.154           7.148
  100-06+          7.160           7.171           7.167           7.158           7.152           7.145
  100-07           7.158           7.169           7.165           7.155           7.149           7.143
  100-07+          7.156           7.167           7.163           7.153           7.147           7.140

First Payment       6.128           9.128           7.878           5.878           5.294           4.794
Average Life        9.806          12.321          11.344           9.315           8.394           7.562
Last Payment       14.878          16.628          15.544          14.794          13.961          13.044
Mod. Dur. @ 100-0   6.722           7.875           7.454           6.475           5.996           5.543



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



CURRENT BALANCE:  $10,000,000.00                                                                        DATED DATE:  9/01/97
 CURRENT COUPON:  6.700%                                        abfs72                          FIRST PAYMENT DATE:  10/15/97
         FACTOR:  1.0000000000                                                                       TOTAL CLASSES:  6
ORIGINAL BALANCE  $10,000,000.00                        BOND A6 BE-YIELD TABLE                    YIELD TABLE DATE:  9/29/97

                                                           PREPAYMENT SPEED

                                                        ***** TO MATURITY *****

              PRICING SPEED
                  23.00%          18.00%         20.00%           24.00%          26.00%          28.00%
   PRICE           HEP             HEP             HEP             HEP             HEP             HEP

   99-24           6.792           6.792           6.792           6.792           6.792           6.792
   99-24+          6.789           6.789           6.789           6.789           6.789           6.789
   99-25           6.786           6.786           6.786           6.786           6.786           6.786
   99-25+          6.783           6.783           6.783           6.783           6.782           6.782
   99-26           6.780           6.780           6.780           6.780           6.779           6.779
   99-26+          6.777           6.777           6.777           6.776           6.776           6.776
   99-27           6.773           6.774           6.774           6.773           6.773           6.773
   99-27+          6.770           6.771           6.771           6.770           6.770           6.769

   99-28           6.767           6.769           6.768           6.767           6.767           6.766
   99-28+          6.764           6.766           6.765           6.764           6.763           6.763
   99-29           6.761           6.763           6.762           6.761           6.760           6.760
   99-29+          6.758           6.760           6.759           6.758           6.757           6.757
   99-30           6.755           6.757           6.756           6.755           6.754           6.753
   99-30+          6.752           6.754           6.753           6.751           6.751           6.750
   99-31           6.749           6.751           6.750           6.748           6.748           6.747
   99-31+          6.746           6.748           6.747           6.745           6.744           6.744

  100-00           6.743           6.745           6.744           6.742           6.741           6.740
  100-00+          6.739           6.742           6.741           6.739           6.738           6.737
  100-01           6.736           6.739           6.738           6.736           6.735           6.734
  100-01+          6.733           6.736           6.735           6.733           6.732           6.731
  100-02           6.730           6.733           6.732           6.730           6.729           6.728
  100-02+          6.727           6.730           6.729           6.727           6.725           6.724
  100-03           6.724           6.727           6.726           6.723           6.722           6.721
  100-03+          6.721           6.724           6.723           6.720           6.719           6.718

  100-04           6.718           6.721           6.720           6.717           6.716           6.715
  100-04+          6.715           6.718           6.717           6.714           6.713           6.712
  100-05           6.712           6.715           6.714           6.711           6.710           6.708
  100-05+          6.709           6.713           6.711           6.708           6.706           6.705
  100-06           6.706           6.710           6.708           6.705           6.703           6.702
  100-06+          6.702           6.707           6.705           6.702           6.700           6.699
  100-07           6.699           6.704           6.702           6.699           6.697           6.695
  100-07+          6.696           6.701           6.699           6.695           6.694           6.692

First Payment      3.044           3.044           3.044           3.044           3.044           3.044
Average Life       6.500           6.908           6.732           6.427           6.294           6.172
Last Payment      14.794          15.128          14.794          14.711          13.794          12.878
Mod. Dur. @ 100-0  5.035           5.274           5.172           4.991           4.909           4.834




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     -  ABFS 1997-2
     -  Cut Off Date of Tape is  8/29/97
     -  Fixed
     -      $50,108,491.13
     -  Mortgage Summary Report
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                     824

Aggregate Unpaid Principal Balance:                $50,108,491.13
Aggregate Original Principal Balance:              $50,201,979.00

Weighted Average Net Coupon:                              12.181%
Net Coupon Range:                               8.490% -  17.490%

Weighted Average Gross Coupon:                            12.681%
Gross Coupon Range:                             8.990% -  17.990%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $60,811.28
Average Original Principal Balance:                    $60,924.73

Maximum Unpaid Principal Balance:                     $360,000.00
Minimum Unpaid Principal Balance:                       $9,650.59

Maximum Original Principal Balance:                   $360,000.00
Minimum Original Principal Balance:                    $10,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):     219.491
Stated Rem Term Range:                          22.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            1.067
Age Range:                                       0.000 -   10.000

Weighted Average Original Term (to Mat/Bln Date):         220.558
Original Term Range:                            24.000 -  360.000

Weighted Average Combined LTV:                             73.012
Combined LTV Range:                             8.000% - 100.000%

--------------------------------------------------------------------------------


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                                      Percentage of
                                                                      Aggregate        Cut-Off Date
         Gross Mortgage                                 Number of       Unpaid           Aggregate
         Interest Rate                                   Mortgage      Principal         Principal
             Range                                         Loans        Balance           Balance

 8.75%  less than   Gross Coupon less than =   9.00%          2          117,204.88          0.23
 9.00%  less than   Gross Coupon less than =   9.25%          3          324,023.01          0.65
 9.25%  less than   Gross Coupon less than =   9.50%          8          718,935.59          1.43
 9.50%  less than   Gross Coupon less than =   9.75%          8          539,068.10          1.08
 9.75%  less than   Gross Coupon less than =  10.00%         18        1,780,344.59          3.55
10.00%  less than   Gross Coupon less than =  10.25%         26        1,882,639.72          3.76
10.25%  less than   Gross Coupon less than =  10.50%         21        1,775,592.91          3.54
10.50%  less than   Gross Coupon less than =  10.75%         25        1,418,503.19          2.83
10.75%  less than   Gross Coupon less than =  11.00%         96        5,349,778.35         10.68
11.00%  less than   Gross Coupon less than =  11.25%         25        1,650,596.46          3.29
11.25%  less than   Gross Coupon less than =  11.50%         38        1,749,308.56          3.49
11.50%  less than   Gross Coupon less than =  11.75%         66        3,748,160.68          7.48
11.75%  less than   Gross Coupon less than =  12.00%         58        3,799,498.49          7.58
12.00%  less than   Gross Coupon less than =  12.25%         28        1,361,993.72          2.72
12.25%  less than   Gross Coupon less than =  12.50%         44        2,539,155.74          5.07
12.50%  less than   Gross Coupon less than =  12.75%         43        1,753,436.10          3.50
12.75%  less than   Gross Coupon less than =  13.00%         45        2,627,990.08          5.24
13.00%  less than   Gross Coupon less than =  13.25%         19        1,378,738.25          2.75
13.25%  less than   Gross Coupon less than =  13.50%         16          787,486.11          1.57
13.50%  less than   Gross Coupon less than =  13.75%          6          185,505.51          0.37
13.75%  less than   Gross Coupon less than =  14.00%         43        1,953,470.58          3.90
14.00%  less than   Gross Coupon less than =  14.25%          1           17,519.62          0.03
14.25%  less than   Gross Coupon less than =  14.50%         13          418,724.72          0.84
14.50%  less than   Gross Coupon less than =  14.75%         17          345,209.93          0.69
14.75%  less than   Gross Coupon less than =  15.00%         10          878,677.28          1.75
15.00%  less than   Gross Coupon less than =  15.25%          1           29,965.78          0.06
15.25%  less than   Gross Coupon less than =  15.50%          9          432,924.85          0.86
15.50%  less than   Gross Coupon less than =  15.75%         13        1,525,494.79          3.04
15.75%  less than   Gross Coupon less than =  16.00%        102        7,614,685.36         15.20
16.00%  less than   Gross Coupon less than =  16.25%         12          893,921.26          1.78
16.25%  less than   Gross Coupon less than =  16.50%          5          299,470.09          0.60
16.75%  less than   Gross Coupon less than =  17.00%          1           48,482.65          0.10
17.50%  less than   Gross Coupon less than =  18.00%          2          161,984.18          0.32
-------------------------------------------------------------------------------------------------
Total..........                                             824     $ 50,108,491.13        100.00%
=================================================================================================



                                ORIGINAL TERM

                                                                             Percentage of
                                                             Aggregate        Cut-Off Date
                                                Number of     Unpaid            Aggregate
                                                Mortgage     Principal          Principal
      Original Term                               Loans       Balance            Balance

 12  less than   Orig. Term less than =   24        2         366,909.43           0.73%
 24  less than   Orig. Term less than =   36        1         165,000.00           0.33%
 36  less than   Orig. Term less than =   48        1          24,068.31           0.05%
 48  less than   Orig. Term less than =   60       23         532,435.19           1.06%
 60  less than   Orig. Term less than =   72        2          30,940.84           0.06%
 72  less than   Orig. Term less than =   84       12         278,847.91           0.56%
 84  less than   Orig. Term less than =   96        3          52,765.39           0.11%
 96  less than   Orig. Term less than =  108        1          15,170.72           0.03%
108  less than   Orig. Term less than =  120       90       2,797,017.36           5.58%
132  less than   Orig. Term less than =  144        1          32,787.92           0.07%
144  less than   Orig. Term less than =  156        1          49,926.42           0.10%
168  less than   Orig. Term less than =  180      433      27,898,520.80          55.68%
228  less than   Orig. Term less than =  240      129       6,748,023.58          13.47%
288  less than   Orig. Term less than =  300        5         326,328.99           0.65%
348  less than   Orig. Term less than =  360      120      10,789,748.27          21.53%
---------------------------------------------------------------------------------------
Total............                                 824      50,108,491.13         100.00%
=======================================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                     REMAINING MONTHS TO STATED MATURITY

                                                                             Percentage of
                                                            Aggregate         Cut-Off Date
                                                Number of     Unpaid            Aggregate
                                                Mortgage     Principal          Principal
      Remaining Term                              Loans       Balance            Balance

 12  less than   Rem Term less than =   24          2         366,909.43           0.73%
 24  less than   Rem Term less than =   36          1         165,000.00           0.33%
 36  less than   Rem Term less than =   48          1          24,068.31           0.05%
 48  less than   Rem Term less than =   60         23         532,435.19           1.06%
 60  less than   Rem Term less than =   72          2          30,940.84           0.06%
 72  less than   Rem Term less than =   84         12         278,847.91           0.56%
 84  less than   Rem Term less than =   96          3          52,765.39           0.11%
 96  less than   Rem Term less than =  108          1          15,170.72           0.03%
108  less than   Rem Term less than =  120         90       2,797,017.36           5.58%
132  less than   Rem Term less than =  144          1          32,787.92           0.07%
144  less than   Rem Term less than =  156          1          49,926.42           0.10%
168  less than   Rem Term less than =  180        433      27,898,520.80          55.68%
228  less than   Rem Term less than =  240        129       6,748,023.58          13.47%
288  less than   Rem Term less than =  300          5         326,328.99           0.65%
348  less than   Rem Term less than =  360        120      10,789,748.27          21.53%
---------------------------------------------------------------------------------------
Total............                                 824      50,108,491.13         100.00%
=======================================================================================

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                                    Percentage of
                                                                       Aggregate     Cut-Off Date
                                                          Number of      Unpaid        Aggregate
                                                           Mortgage     Principal      Principal
        Original CLTV Ratio                                  Loans       Balance        Balance

  5.000  less than   CLTV less than =   10.000                 3          49,224.45       0.10
 10.000  less than   CLTV less than =   15.000                 6          83,375.67       0.17
 15.000  less than   CLTV less than =   20.000                 3         134,841.22       0.27
 20.000  less than   CLTV less than =   25.000                10         258,651.06       0.52
 25.000  less than   CLTV less than =   30.000                10         255,709.06       0.51
 30.000  less than   CLTV less than =   35.000                15         677,787.91       1.35
 35.000  less than   CLTV less than =   40.000                15         672,669.50       1.34
 40.000  less than   CLTV less than =   45.000                30       1,081,218.91       2.16
 45.000  less than   CLTV less than =   50.000                25       1,433,607.18       2.86
 50.000  less than   CLTV less than =   55.000                26       1,819,490.57       3.63
 55.000  less than   CLTV less than =   60.000                42       3,360,151.20       6.71
 60.000  less than   CLTV less than =   65.000                50       2,747,802.59       5.48
 65.000  less than   CLTV less than =   70.000                79       4,584,313.65       9.15
 70.000  less than   CLTV less than =   75.000               111       6,656,936.88      13.29
 75.000  less than   CLTV less than =   80.000               150       9,280,347.01      18.52
 80.000  less than   CLTV less than =   85.000               134       6,604,346.34      13.18
 85.000  less than   CLTV less than =   90.000               106      10,038,699.42      20.03
 90.000  less than   CLTV less than =   95.000                 6         178,595.00       0.36
 95.000  less than   CLTV less than =  100.000                 3         190,723.51       0.38
----------------------------------------------------------------------------------------------
Total....................                                    824      50,108,491.13     100.00%
==============================================================================================


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        ORIGINAL MORTGAGE LOAN AMOUNTS

                                                                                    Percentage of
                                                                       Aggregate     Cut-Off Date
            Original                                     Number of       Unpaid        Aggregate
          Mortgage Loan                                   Mortgage      Principal      Principal
        Principal Balance                                  Loans         Balance        Balance

     5,000  less than   Balance less than =     10,000       8           79,275.34       0.16
    10,000  less than   Balance less than =     15,000      54          724,816.66       1.45
    15,000  less than   Balance less than =     20,000      74        1,357,897.60       2.71
    20,000  less than   Balance less than =     25,000      77        1,787,672.10       3.57
    25,000  less than   Balance less than =     30,000      48        1,368,482.32       2.73
    30,000  less than   Balance less than =     35,000      52        1,743,888.84       3.48
    35,000  less than   Balance less than =     40,000      42        1,605,314.94       3.20
    40,000  less than   Balance less than =     45,000      48        2,081,859.59       4.15
    45,000  less than   Balance less than =     50,000      47        2,284,484.72       4.56
    50,000  less than   Balance less than =     55,000      36        1,898,505.91       3.79
    55,000  less than   Balance less than =     60,000      42        2,443,431.17       4.88
    60,000  less than   Balance less than =     65,000      17        1,077,177.53       2.15
    65,000  less than   Balance less than =     70,000      29        1,971,521.08       3.93
    70,000  less than   Balance less than =     75,000      25        1,811,789.28       3.62
    75,000  less than   Balance less than =     80,000      31        2,413,018.34       4.82
    80,000  less than   Balance less than =     85,000      16        1,319,723.66       2.63
    85,000  less than   Balance less than =     90,000      27        2,377,591.87       4.74
    90,000  less than   Balance less than =     95,000      17        1,579,689.84       3.15
    95,000  less than   Balance less than =    100,000      16        1,582,397.76       3.16
   100,000  less than   Balance less than =    105,000      15        1,542,270.77       3.08
   105,000  less than   Balance less than =    110,000       6          646,501.60       1.29
   110,000  less than   Balance less than =    115,000      12        1,349,294.85       2.69
   115,000  less than   Balance less than =    120,000       3          350,684.93       0.70
   120,000  less than   Balance less than =    125,000      12        1,476,203.39       2.95
   125,000  less than   Balance less than =    130,000       4          513,535.14       1.02
   130,000  less than   Balance less than =    135,000       5          659,705.56       1.32
   135,000  less than   Balance less than =    140,000       7          974,785.58       1.95
   140,000  less than   Balance less than =    145,000       3          429,713.13       0.86
   145,000  less than   Balance less than =    150,000      11        1,627,855.70       3.25
   150,000  less than   Balance less than =    200,000      20        3,557,306.95       7.10
   200,000  less than   Balance less than =    250,000      10        2,323,961.42       4.64
   250,000  less than   Balance less than =    300,000       3          811,952.12       1.62
   300,000  less than   Balance less than =    350,000       6        1,976,181.44       3.94
   350,000  less than   Balance less than =    400,000       1          360,000.00       0.72
---------------------------------------------------------------------------------------------
Total....................                                  824      $50,108,491.13     100.00%
=============================================================================================



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                                                   Percentage of
                                                                       Aggregate    Cut-Off Date
             Current                                    Number of        Unpaid       Aggregate
          Mortgage Loan                                  Mortgage       Principal     Principal
        Principal Balance                                  Loans         Balance       Balance

     5,000  less than   Balance less than =     10,000       8           79,275.34       0.16
    10,000  less than   Balance less than =     15,000      54          724,816.66       1.45
    15,000  less than   Balance less than =     20,000      74        1,357,897.60       2.71
    20,000  less than   Balance less than =     25,000      77        1,787,672.10       3.57
    25,000  less than   Balance less than =     30,000      48        1,368,482.32       2.73
    30,000  less than   Balance less than =     35,000      52        1,743,888.84       3.48
    35,000  less than   Balance less than =     40,000      42        1,605,314.94       3.20
    40,000  less than   Balance less than =     45,000      48        2,081,859.59       4.15
    45,000  less than   Balance less than =     50,000      49        2,384,136.79       4.76
    50,000  less than   Balance less than =     55,000      34        1,798,853.84       3.59
    55,000  less than   Balance less than =     60,000      42        2,443,431.17       4.88
    60,000  less than   Balance less than =     65,000      17        1,077,177.53       2.15
    65,000  less than   Balance less than =     70,000      29        1,971,521.08       3.93
    70,000  less than   Balance less than =     75,000      26        1,886,552.19       3.76
    75,000  less than   Balance less than =     80,000      30        2,338,255.43       4.67
    80,000  less than   Balance less than =     85,000      16        1,319,723.66       2.63
    85,000  less than   Balance less than =     90,000      27        2,377,591.87       4.74
    90,000  less than   Balance less than =     95,000      17        1,579,689.84       3.15
    95,000  less than   Balance less than =    100,000      16        1,582,397.76       3.16
   100,000  less than   Balance less than =    105,000      15        1,542,270.77       3.08
   105,000  less than   Balance less than =    110,000       8          866,028.53       1.73
   110,000  less than   Balance less than =    115,000      10        1,129,767.92       2.25
   115,000  less than   Balance less than =    120,000       3          350,684.93       0.70
   120,000  less than   Balance less than =    125,000      12        1,476,203.39       2.95
   125,000  less than   Balance less than =    130,000       4          513,535.14       1.02
   130,000  less than   Balance less than =    135,000       5          659,705.56       1.32
   135,000  less than   Balance less than =    140,000       7          974,785.58       1.95
   140,000  less than   Balance less than =    145,000       3          429,713.13       0.86
   145,000  less than   Balance less than =    150,000      11        1,627,855.70       3.25
   150,000  less than   Balance less than =    200,000      20        3,557,306.95       7.10
   200,000  less than   Balance less than =    250,000      10        2,323,961.42       4.64
   250,000  less than   Balance less than =    300,000       3          811,952.12       1.62
   300,000  less than   Balance less than =    350,000       6        1,976,181.44       3.94
   350,000  less than   Balance less than =    400,000       1          360,000.00       0.72
---------------------------------------------------------------------------------------------
Total....................                                  824     $ 50,108,491.13     100.00%
=============================================================================================

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

CT                         9                 719,121.76         1.44
DE                        18               1,049,871.37         2.10
FL                        38               2,235,511.71         4.46
GA                       112               8,279,692.65        16.52
MD                        19               1,241,837.67         2.48
NC                        35               1,655,079.98         3.30
NJ                       229              14,101,180.03        28.14
NY                        20               1,556,551.37         3.11
PA                       316              17,305,362.48        34.54
VA                        27               1,914,282.11         3.82

Missing                    1                  50,000.00         0.10
--------------------------------------------------------------------------
Total...............     824            $ 50,108,491.13       100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                             MORTGAGED PROPERTIES
                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

PUD                                3           223,816.85       0.45
Commercial                        15         1,807,298.56       3.61
1-4 Resid Leasehold               25         1,305,341.97       2.61
Townhouses                       100         3,773,929.66       7.53
Condominiums                       9           337,122.99       0.67
Single Family                    629        37,836,369.96      75.51
5+ Family                          1           190,000.00       0.38
Mercantile Building               26         1,893,387.86       3.78
Multiple Properties               16         2,741,223.28       5.47
--------------------------------------------------------------------------
Total...............             824      $ 50,108,491.13     100.00%
==========================================================================


                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                       738    42,529,458.02          84.87
Investor                          42     2,252,309.47           4.49
Vacation/Second Home               9       543,328.14           1.08
Corporate                         19     2,042,172.22           4.08
Multiple Prop. / Occupancy        16     2,741,223.28           5.47
--------------------------------------------------------------------------
Total..................          824  $ 50,108,491.13         100.00%
==========================================================================


                              LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        458              35,164,789.24        70.18
2                        359              13,259,630.54        26.46
Multiple                   7               1,684,071.35         3.36
--------------------------------------------------------------------------
Total...............     824            $ 50,108,491.13       100.00%
==========================================================================


                   LOAN SUMMARY STRATIFIED BY AMORTIZATION
                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 674     37,025,799.81         73.89
Partially Amortizing             150     13,082,691.32         26.11
--------------------------------------------------------------------------
Total..................          824   $ 50,108,491.13        100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                   LOAN CLASS


                                  Percentage of
                                     Aggregate        Cut-Off Date
                   Number of          Unpaid            Aggregate
                   Mortgage          Principal          Principal
Loan Class           Loans            Balance            Balance

  COMMERCIAL            14            1,939,690.42         3.87
  RESID. WITH BUSINESS  39            4,011,475.20         8.01
  RESIDENTIAL          771           44,157,325.51        88.12

-----------------------------------------------------------------
Total..........        824         $ 50,108,491.13       100.00%
=================================================================




                                BORROWER CLASS


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

NEWLY ORIGINATED           4                 188,400.00         0.38
BUSINESS LOANS           127              10,478,098.24        20.91
HOME EQUITY LOANS        693              39,441,992.89        78.71
--------------------------------------------------------------------------
Total...............     824            $ 50,108,491.13       100.00%
==========================================================================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.